Exhibit 99.1

OPTIUM CORPORATION
NON-GAAP RECONCILIATIONS
vers: 1/11/07

Use of Non-GAAP Financial Measures

In this file and during earnings conference calls, presentations and webcasts, Optium used and plans to discuss certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  Reconciliations between non-GAAP and GAAP measures are contained within this file.  Optium believes that non-GAAP operating expenses, non-GAAP pre-tax income, non-GAAP net income (as well as each expressed as a margin or a percentage of revenues) and non-GAAP net income per share as calculated to exclude in-process research and development expense, stock-based compensation expense and duplicate facility costs during facility move are indications of baseline operating performance before gains, losses or other charges that are considered by management to be outside of the Optium’s core operating results.

Optium has incurred in-process research and development expense as a result of its acquisition of Engana Pty Limited in March 2006.  In addition, Optium has incurred duplicate facility costs during facility move as a result of the execution of a lease for a new operating facility and the early termination of the lease for its current operating facility. Management does not consider in-process research and development expense, stock-based compensation expense or duplicate facility costs during facility move to be part of its core operating results or to have a material financial impact on its future core operating results because (a) in-process research and development expense is a non-recurring item that is fully expensed upon closing of an acquisition, (b) stock-based compensation is a non-cash charge, and (c) duplicate facility cost during facility move is a non-recurring charge not expected to be incurred in the future.  In addition, non-GAAP operating expenses, non-GAAP pre-tax income, non-GAAP net income (as well as each expressed as a margin or a percentage of revenues) and non-GAAP net income per share as calculated are primary financial measures that Optium uses to evaluate its financial performance and forecast future financial results.

While non-GAAP operating expenses, non-GAAP pre-tax income, non-GAAP net income (as well as each expressed as a margin or a percentage of revenues) and non-GAAP net income per share are not measures calculated in accordance with GAAP or alternatives for measures calculated in accordance with GAAP, such as operating expenses, pre-tax income, net income and net income per share, Optium believes that providing this information to investors, in addition to GAAP measures such as operating expenses, pre-tax income, net income and net income per share, allows investors to better evaluate its current core operating performance relative to prior periods and its financial results in comparison to its competitors.

However, non-GAAP operating expenses, non-GAAP pre-tax income, non-GAAP net income (as well as each expressed as a margin or a percentage of revenues) and non-GAAP net income per share:

•              are not measures of financial performance calculated in accordance with GAAP;

•              do not represent net income or net income per share as defined by GAAP; and,

•              should not be considered as an alternative to net income or net income per share prepared in conformity with GAAP.

Further, non-GAAP operating expenses, non-GAAP pre-tax income, non-GAAP net income (as well as each expressed as a margin or a percentage of revenues) and non-GAAP net income per share as calculated by Optium may not be necessarily comparable to similarly titled measures reported by other companies.

These non-GAAP measures have been reconciled to the nearest GAAP measure as required under Securities and Exchange Commission rules.

OPTIUM CORPORATION
QUARTERLY HISTORICAL INFORMATION
(in thousands, except earnings per share amounts)
vers: 1/11/07

	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
GAAP Income Statement	1QFY05	2QFY05	3QFY05	4QFY05	1QFY06	2QFY06	3QFY06	4QFY06	1QFY07

Revenue	$8,001	$8,002	$9,022	$12,051	$14,016	$16,013	$16,463	$22,985	$30,010

Gross profit	2,086	1,876	2,083	2,741	3,042	3,606	4,207	6,670	8,705

Income before income tax provision	(462)	(616)	(516)	143	385	832	(10,991)	1,771	2,938

Income tax provision					8	15	21	76	179

Net Income	$(462)	$(616)	$(516)	$143	$377	$817	$(11,012)	$1,695	$2,759

Percent of Revenue
Gross Profit	26.1%	23.4%	23.1%	22.7%	21.7%	22.5%	25.6%	29.0%	29.0%
Income before income tax provision	-5.8%	-7.7%	-5.7%	1.2%	2.7%	5.2%	-66.8%	7.7%	9.8%
Net Income	-5.8%	-7.7%	-5.7%	1.2%	2.7%	5.1%	-66.9%	7.4%	9.2%

Weighted average shares outstanding
Basic	1,659	1,728	1,795	1,815	1,818	1,822	2,331	2,850	2,864
Diluted	1,659	1,728	1,795	16,679	16,981	17,275	2,331	20,441	20,630

Earnings per share
Basic	$(0.28)	$(0.36)	$(0.29)	$0.08	$0.21	$0.45	$(4.73)	$0.59	$0.96
Diluted	$(0.28)	$(0.36)	$(0.29)	$0.01	$0.02	$0.05	$(4.73)	$0.08	$0.13

OPTIUM CORPORATION
NON-GAAP RECONCILIATIONS
(in thousands, except per share amounts)
vers: 1/11/07

Reconciliation of GAAP to Non-GAAP	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Pre-Tax Income	1QFY05	2QFY05	3QFY05	4QFY05	1QFY06	2QFY06	3QFY06	4QFY06	1QFY07
GAAP Revenues	$8,001	$8,002	$9,022	$12,051	$14,016	$16,013	$16,463	$22,985	$30,010

GAAP pre-tax income	$(462)	$(616)	$(516)	$143	$385	$832	$(10,991)	$1,771	$2,938
Non-GAAP adjustments:
Stock-based compensation							16	106	192
In-process research & development (a)							11,187
Duplicate facility costs during facility move									223
Non-GAAP pre-tax income	$(462)	$(616)	$(516)	$143	$385	$832	$212	$1,877	$3,353

Pre-tax margin: GAAP	-5.8%	-7.7%	-5.7%	1.2%	2.7%	5.2%	-66.8%	7.7%	9.8%
Pre-tax margin: Non-GAAP	-5.8%	-7.7%	-5.7%	1.2%	2.7%	5.2%	1.3%	8.2%	11.2%

(a)             In-process research and development charge resulted from our acquisition of Engana Pty Ltd. in March 2006.

Reconciliation of GAAP to Non-GAAP	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Income	1QFY05	2QFY05	3QFY05	4QFY05	1QFY06	2QFY06	3QFY06	4QFY06	1QFY07
GAAP pre-tax income (above)	$(462)	$(616)	$(516)	$143	$385	$832	$(10,991)	$1,771	$2,938
Income tax provision					8	15	21	76	179
GAAP net income	$(462)	$(616)	$(516)	$143	$377	$817	$(11,012)	$1,695	$2,759

Non-GAAP Adjustments:
Stock-based compensation							16	106	192
In-process R&D (acquisition)							11,187
Duplicate facility costs during facility move									223
Tax effect on Non-GAAP adjustments								(2)	(18)
Non-GAAP net income	$(462)	$(616)	$(516)	$143	$377	$817	$191	$1,799	$3,156

% of revenues: GAAP	-5.8%	-7.7%	-5.7%	1.2%	2.7%	5.1%	-66.9%	7.4%	9.2%
% of revenues: Non-GAAP	-5.8%	-7.7%	-5.7%	1.2%	2.7%	5.1%	1.2%	7.8%	10.5%

Reconciliation of GAAP to Non-GAAP	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Earnings per share	1QFY05	2QFY05	3QFY05	4QFY05	1QFY06	2QFY06	3QFY06	4QFY06	1QFY07
Weighted average shares outstanding
Basic	1,659	1,728	1,795	1,815	1,818	1,822	2,331	2,850	2,864
Diluted	1,659	1,728	1,795	16,679	16,981	17,275	2,331	20,441	20,630
GAAP net income	$(462)	$(616)	$(516)	$143	$377	$817	$(11,012)	$1,695	$2,759

GAAP net income per share
Basic	$(0.28)	$(0.36)	$(0.29)	$0.08	$0.21	$0.45	$(4.73)	$0.59	$0.96
Diluted	$(0.28)	$(0.36)	$(0.29)	$0.01	$0.02	$0.05	$(4.73)	$0.08	$0.13
Non-GAAP net income	$(462)	$(616)	$(516)	$143	$377	$817	$191	$1,799	$3,156

Non-GAAP net income per share
Basic	$(0.28)	$(0.36)	$(0.29)	$0.08	$0.21	$0.45	$0.08	$0.63	$1.10
Diluted	$(0.28)	$(0.36)	$(0.29)	$0.01	$0.02	$0.05	$0.08	$0.09	$0.15

OPTIUM CORPORATION
NON-GAAP RECONCILIATION
(in thousands)
vers: 1/11/07

	(unaudited)	(unaudited)	(unaudited)
	1QFY06	4QFY06	1QFY07
Revenue	$14,016	$22,985	$30,010

Reconciliation of GAAP to Non-GAAP	(unaudited)	(unaudited)	(unaudited)
Operating Expenses	1QFY06	4QFY06	1QFY07

GAAP operating expenses	$2,689	$5,002	$5,823
Non-GAAP adjustments:
Research & Development
Stock-based compensation			(2)
Selling, general and administrative
Stock-based compensation		(106)	(189)
Duplicate facility costs during facility move			(223)
Non-GAAP operating expenses	$2,689	$4,896	$5,409

% of revenues: GAAP	19.2%	21.8%	19.4%
% of revenues: Non-GAAP	19.2%	21.3%	18.0%